Exhibit 31.2

CERTIFICATION

I, Daniel L. Warfel, Chief Financial Officer of Omega Financial Corporation, certify that:

1.	I have reviewed this amendment to the annual report on Form 10-K of Omega Financial Corporation;

2.	Based on my knowledge, this amendment to the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

Date: 11/29/2004	/s/ Daniel L. Warfel

Chief Financial Officer

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